Execution Version

TWELFTH AMENDMENT TO CREDIT AGREEMENT

This Twelfth Amendment to Credit Agreement (this “Twelfth Amendment”) dated as of May 2, 2025, is among Crescent Energy Finance LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

RECITALS

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, the Seventh Amendment to Credit Agreement, dated as of April 10, 2024, the Eighth Amendment to Credit Agreement, dated as of May 24, 2024, the Ninth Amendment to Credit Agreement, dated as of June 14, 2024, the Tenth Amendment to Credit Agreement, dated as of July 30, 2024, the Eleventh Amendment to Credit Agreement, dated as of December 17, 2024, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders party hereto (which constitute the Required Lenders) have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Twelfth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Twelfth Amendment refer to sections, exhibits and schedules of the Credit Agreement.
Section 2.Amendments to the Credit Agreement on the Twelfth Amendment Effective Date. Subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the Twelfth Amendment Effective Date in the manner provided in this Section 2.
2.1Amendments to Section 1.1.

(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Aggregate Elected Commitment Amount” means the sum of the Elected Commitment Amounts of all of the Lenders. The Aggregate Elected Commitment Amount as of the Twelfth Amendment Effective Date is $2,000,000,000.

“Aggregate Maximum Credit Amount” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be increased, reduced or terminated from time to time in connection with an optional increase of the Aggregate Maximum Credit Amount pursuant to Section 2.16(a) or a termination or reduction of the Aggregate Maximum Credit Amount pursuant to Section 4.2. The Aggregate Maximum Credit Amount as of the Twelfth Amendment Effective Date is $3,000,000,000.

“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment and the Twelfth Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.

“Elected Commitment Amount” shall mean, (a) with respect to each Revolving Lender as of the Twelfth Amendment Effective Date, the amount set forth opposite such Revolving Lender’s name on Schedule 1.1(a) as such Revolving Lender’s “Elected Commitment Amount” and (b) in the case of any Person that becomes a Revolving Lender after the Twelfth Amendment Effective Date, the amount specified as such Revolving Lender’s “Elected Commitment Amount” in the Assignment and Acceptance or in the Incremental Agreement pursuant to which such Revolving Lender assumed a portion of the Total Revolving Commitment, in each case as the same may be changed from time to time pursuant to the terms of this Agreement.

“Revolving Lenders” shall mean the Persons listed as “Revolving Lenders” on Schedule 1.1(a) as of the Twelfth Amendment Effective Date, and any other Person that shall have become a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to Section 2.16 or pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to an Assignment and Acceptance.

(b)The definition of “Eleventh Amendment Effective Date” is hereby deleted in its entirety.

(c)Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“Twelfth Amendment” shall mean that certain Twelfth Amendment to Credit Agreement, dated as of May 2, 2025, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Twelfth Amendment Effective Date” has the meaning assigned to such term in the Twelfth Amendment.

2.2Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:
(a)Twelfth Amendment Borrowing Base. For the period from and including the Twelfth Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be equal to $2,600,000,000. For purposes of this Agreement, the determination of the Borrowing Base on the Twelfth Amendment Effective Date shall constitute the April 1, 2025 Scheduled Redetermination. Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions.
2.3Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by replacing the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Eleventh Amendment Effective Date and ending on the Scheduled Redetermination Date for the April 1, 2025 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000” contained therein with the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Twelfth Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2025 Scheduled Redetermination, in an aggregate principal amount of up to $600,000,000”.
2.4Amendment to Section 12.6(a). Section 12.6(a) is hereby amended and restated in its entirety to read as follows:
(a)Each Lender and each Letter of Credit Issuer expressly acknowledges that neither the Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or Collateral Agent hereinafter taken, including any review of the affairs of the Borrower or any other Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or Collateral Agent to any Lender or any Letter of Credit Issuer as to any matter, including whether the Administrative Agent, the Collateral Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates have disclosed material information in their possession. Each Lender and each Letter of Credit Issuer represents and warrants to the Administrative Agent and the Collateral Agent that (a) the Credit Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Credit Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of the Borrower and its Subsidiaries, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and each other Credit Party and made its own decision to make its Loans hereunder and enter into this Agreement and (e) it has made its own independent decision to enter into this Agreement and the other Credit Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender also represents, acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and any other Credit Party and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 12.6(a). Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of the Borrower or any other Credit Party that may come into the possession of the Administrative Agent or Collateral Agent any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.
2.5Amendment to Section 13.16. Section 13.16 is hereby amended by adding a new sentence to the end thereof to read as follows:
For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority.

2.6Amendment to Schedule 1.1(a). Schedule 1.1(a) is hereby amended and restated in its entirety to read as set forth on Schedule 1.1(a) attached to this Twelfth Amendment.
Section 3.Conditions Precedent to Twelfth Amendment Effective Date. This Twelfth Amendment shall become effective on the date (such date, the “Twelfth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
3.1Amendment. The Administrative Agent shall have received from the Required Lenders and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Twelfth Amendment signed on behalf of such Persons.
3.2Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Twelfth Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3No Event of Default. After giving effect to the terms of this Twelfth Amendment, no Event of Default shall have occurred and be continuing as of the Twelfth Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare the Twelfth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Twelfth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 4.Miscellaneous.
4.1Confirmation.  The provisions of the Credit Agreement, as amended by this Twelfth Amendment, shall remain in full force and effect following the Twelfth Amendment Effective Date.
4.2Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby: (a) acknowledges the terms of this Twelfth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Twelfth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Twelfth Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Event of Default has occurred and is continuing.
4.3Counterparts.  This Twelfth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
4.4No Oral Agreement.  This Twelfth Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
4.5GOVERNING LAW.  THIS TWELFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.6Severability.  Any provision of this Twelfth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.7Successors and Assigns.  This Twelfth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.8Credit Document. This Twelfth Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC
By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President
GUARANTORS:

INDEPENDENCE MINERALS HOLDINGS LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO MINERALS LLC
CMP LEGACY CO. LLC
CRESCENT UINTA, LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
RENEE HOLDING GP LLC
CRESCENT CONVENTIONAL LLC
CMP VENTURE CO. LLC
CRESCENT GLADIATOR LLC
CRESCENT ENERGY MIDLAND SERVICES LLC

	By:	/s/ Brandi Kendall
	Name:	Brandi Kendall
	Title:	Vice President

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President

TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

COLT ADMIRAL A HOLDING L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

BRIDGE ENERGY LLC
BRIDGE ENERGY HOLDINGS LLC
JAVELIN OIL & GAS, LLC
SPRINGFIELD GS HOLDINGS LLC
CRESCENT EFA GP LLC
CRESCENT PALO VERDE GP LLC
RENEE C-I HOLDING AGENT CORP.
RENEE ACQUISITION LLC
NEWARK ACQUISITION GP I LLC
NEWARK HOLDING AGENT CORP.
CRESCENT ENERGY MARKETING, LLC
JAVELIN EF GP LLC
EIGF MINERALS GP LLC
CONTANGO RESOURCES, LLC
CONTANGO ALTA INVESTMENTS, LLC
CONTANGO MIDSTREAM COMPANY, LLC
CONTARO COMPANY, LLC
JAVELIN VENTURECO, LLC
FOURPASS ENERGY LLC
CONTANGO CRESCENT RENEE LLC
MADDEN ASSETCO LLC

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

CRESCENT EFA HOLDINGS LLC By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person
[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

CRESCENT PALO VERDE LP By: Crescent Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

CRESCENT EF AGGREGATOR L.P. NEWARK C-I HOLDING L.P. CRESCENT PALO VERDE AGGREGATOR L.P. By: Crescent EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President
INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President

CONTANGO CRESCENT VENTURECO I LLC IE L MERGER SUB LLC CONTANGO AGENTCO ONSHORE, INC. MADDEN AGENTCO INC. ARTEMIS MERGER SUB II LLC SILVERBOW AGENTCO INC. SILVERBOW RESOURCES OPERATING, LLC

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

EIGF MINERALS L.P. By: EIGF Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, L.P. By: Independence Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President

VINE ROYALTY L.P. By: Vine Royalty GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President

RENEE C-I HOLDING L.P. By: Renee Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Vice President
[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender By: /s/ Paige Ebanks Name: Paige Ebanks Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender By: /s/ Kyle Gruen Name: Kyle Gruen Title: Authorized Officer

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Ajay Prakash Name: Ajay Prakash Title: Director

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Dan Condley Name: Dan Condley Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ David M. Bornstein Name: David M. Bornstein Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ Greg Krablin Name: Greg Krablin Title: Director

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Karina Rodriguez Name: Karina Rodriguez Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Lyle Levy Name: Lyle Levy Title: Director

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Scott W. Danvers
Name:    Scott W. Danvers
Title: Authorized Signatory

By: /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]

LENDER:	REGIONS BANK, as a Lender By: /s/ Katie Hammons Name: Katie Hammons Title: Director

[Signature Page to Crescent Energy Finance, LLC – Twelfth Amendment to Credit Agreement]